                                                                 Exhibit 24.1

                                POWER OF ATTORNEY


         Each director and/or officer of Acorn Products, Inc. (the "Corporation") whose signature appears below hereby appoints Gabe Mihaly, Stephen M. Kasprisin and J. Mitchell Dolloff as the undersigned's attorneys or any of them individually as the undersigned's attorney, to sign, in the undersigned's name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Annual Report on Form 10-K (the "Form 10-K") for the fiscal year ended August 1, 1997, and likewise to sign and file with the Commission any and all amendments to the Form 10-K, and the Corporation hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Form 10-K and any amendments thereto granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or the undersigned's substitute may do by virtue hereof.

         IN WITNESS WHEREOF, we have hereunto set our hands this 22nd day of October, 1997.

Signature                                Title
     /s/ Gabe Mihaly                     President, Chief Executive Officer
-----------------------------------      and a Director (Principal Executive Officer)
     Gabe Mihaly


     /s/ Stephen M. Kasprisin            Vice President and Chief Financial Officer
-----------------------------------      (Principal Accounting and Financial Officer)
     Stephen M. Kasprisin


     /s/ Conor D. Reilly                 Chairman of the Board of Directors
-----------------------------------
     Conor D. Reilly


     /s/ William W. Abbott               Director
-----------------------------------
     William W. Abbott


     /s/ Matthew S. Barrett              Director
-----------------------------------
     Matthew S. Barrett


     /s/ Stephen A. Kaplan               Director
-----------------------------------
     Stephen A. Kaplan


     /s/ John I. Leahy                   Director
-----------------------------------
     John I. Leahy